EXHIBIT 10.18

Siegel Consultancy                                                  CONFIDENTIAL

                                 March 16, 2005
                          ImmuneRegen Biosciences, Inc.

                                STATEMENT OF WORK


I. GENERAL DESCRIPTION OF SERVICES

HAL SIEGEL, PH.D. (CONSULTANT) dba Siegel Consultancy will provide the FOLLOWING CONSULTING SERVICES (SERVICES) to IMMUNEREGEN BIOSCIENCES, INC. (CLIENT):

     A. CONSULTANT will hold discussions with appropriate individuals within CLIENT company and with any of CLIENT's consultants in order to determine the scope and nature of required regulatory and compliance activities.

     B. CONSULTANT will provide initial and ongoing product development, quality, compliance, clinical and regulatory consulting in support of product development, clinical and non-clinical activities, and regulatory submission preparation, submission and support, as needed, to enable the development, marketing allowance and domestic commercialization of the targeted medical product/service. Scope of these activities will be mutually determined on an ongoing basis by the CLIENT, CONSULTANT and other appropriate individuals.

II.  DELIVERABLE ITEMS/MILESTONES; DELIVERY DATES; COMPENSATION

     A.   Deliverable Items
          -----------------
          CLIENT and CONSULTANT will mutually determine scope of assistance, method of conveyance to the CLIENT (e.g., verbal or written), and format of such assistance in order to meet the needs of the CLIENT during these development and commercialization activities.

     B.   Development and Compensation Schedule
          -------------------------------------
          Compensation for all activities performed in support of CLIENT work will be at an hourly rate of $150 (1/4 hour minimum) to be paid as cash.

          Travel time will be billed at $100/hour to a maximum of 8 hours/day. Travel time that serves the interest of multiple clients will be billed in a pro-rated manner.

     C.   Changes to Schedule
          -------------------
          If CLIENT and CONSULTANT determine at any time that CLIENT and CONSULTANT desire to amend this Statement of Work, an ADDENDA may be set forth in writing and signed by both parties.



                           March 15, 2005                            page 1 of 2

EXHIBIT 10.18

Siegel Consultancy                                                  CONFIDENTIAL

          In the event of disagreements concerning these terms, the parties will negotiate in good faith an amended schedule, which may be set forth in writing and signed by both parties.




     D.   Expenses
          --------
          Expenses incurred by CONSULTANT during the performance of these SERVICES will be documented per invoice and reimbursed.


     E.   Total Compensation
          ------------------
          Terms of payment for participation specified above shall be within 15 days of invoicing.


AGREED AND ACCEPTED:



/s/ Michael K. Wilhelm               Michael K. Wilhelm, CEO             3/16/05
--------------------------------------------------------------------------------
signed by CLIENT  representative       Name/Title (print)                  Date
--------------------------------------------------------------------------------


/s/ Hal Siegel                                                           3/16/05
--------------------------------------------------------------------------------
CONSULTANT                                                                 Date



Hal Siegel, Ph.D.

Siegel Consultancy - Assistance for FDA-Regulated Industry
7111 E. McDonald Drive
Scottsdale, AZ 85253-5406

Hsiegel@earthlink.net (email)
(480) 229 1870 (phone)
(530) 686 9350 (fax)



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